UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

StoneBridge Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center

Suite 8500

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 314-3555

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	APACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	APACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 19, 2023, StoneBridge Acquisition Corporation (the “Company” or “StoneBridge”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) as described in (i) the business combination agreement, dated as of January 5, 2023 (as amended on June 22, 2023 by First Amendment to Business Combination Agreement, and as may be further amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, StoneBridge Acquisition Pte. Ltd., a Singapore private company limited by shares, with company registration number 202239721R and a direct wholly owned subsidiary of Stonebridge (“Amalgamation Sub”), DigiAsia Bios Pte. Ltd., a Singapore private company limited by shares, with company registration number 201730295C (“DigiAsia”), and Prashant Gokarn (the “Management Representative”), solely in his capacity as the Management Representative; and (ii) the Company’s final proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on November 28, 2023 (the “Definitive Proxy Statement/Prospectus”) and mailed to the shareholders of record on or about November 28, 2023.

Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Extraordinary General Meeting and the final voting results are indicated below. Each Proposal voted on at the Extraordinary General Meeting is described in detail in the Definitive Proxy Statement/Prospectus.

As of the close of business on October 13, 2023, the record date for the Extraordinary General Meeting, there were approximately 7,425,969 ordinary shares outstanding, consisting of (i) 2,425,969 shares of Class A ordinary shares, par value $0.0001 per share and (ii) 5,000,000 shares of Class B ordinary shares, par value $0.0001 per share.

A total of 6,554,770 ordinary shares, representing approximately 88.27% of the outstanding ordinary shares entitled to vote, was present in person or by proxy, at Extraordinary General Meeting, constituting a quorum. Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Definitive Proxy Statement/Prospectus.

Proposal No. 1 – Business Combination Proposal

To approve, by ordinary resolution, the Business Combination and other transactions contemplated by, and StoneBridge’s entry into, the Business Combination Agreement (the “Business Combination Proposal”). The Business Combination Proposal was approved by ordinary resolution of StoneBridge’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
6,197,226	1,200	0

Proposal No. 2 – Amalgamation Proposal

To approve, by ordinary resolution, assuming the Business Combination Proposal is approved and adopted, the Amalgamation and certain matters relating to the Amalgamation (the “Amalgamation Proposal”). The Amalgamation Proposal was approved by ordinary resolution of StoneBridge’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
6,197,225	1,201	0

Proposal No. 3 – Governing Documents Proposals

To approve, by special resolutions, assuming the Business Combination Proposal is approved and adopted, material differences between StoneBridge’s amended and restated memorandum and articles of association which are in effect immediately prior to the Business Combination (the “Existing StoneBridge Charter”), and the second amended and restated memorandum and articles of association of PubCo upon completion of the Business Combination (the “New PubCo Charter”) and such six separate proposals collectively referred to herein as the “Governing Documents Proposals.”. Each of the Governing Documents Proposals were approved by special resolution. The votes for each sub-proposal were as follows:

(a)	A proposal for the approval for the effective change of PubCo’s corporate name from “StoneBridge Acquisition Corporation” to “DigiAsia Corp”:

FOR	AGAINST	ABSTAIN
6,197,226	1,200	0

(b)	A proposal for the approval for the effective change in authorized share capital from the authorized share capital of StoneBridge to the authorized share capital of PubCo:

FOR	AGAINST	ABSTAIN
6,197,225	1,200	0

(c)	A proposal for the approval for the effective change from the share structure of StoneBridge, comprising of Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and preference shares, par value $0.0001 per share, to a share structure of PubCo, comprising of ordinary shares, par value $0.0001 per share and preference shares, par value $0.0001 per share:

FOR	AGAINST	ABSTAIN
6,197,226	1,200	0

(d)	A proposal for the approval for the effective change to consider and vote for the effective change from the holders of StoneBridge’s Class B ordinary shares having the power to appoint or remove any director of StoneBridge by ordinary resolution under the terms of the Existing Charter, to the holders of PubCo Ordinary Shares having the power to appoint or remove the directors of PubCo by ordinary resolution under the terms of the New Charter:

FOR	AGAINST	ABSTAIN
6,197,225	1,201	0

(e)	A proposal for the approval for the effective change to consider and vote for the effective change from the classified board of directors of StoneBridge, which is required to be divided into three classes, with directors serving staggered terms, to a declassified board of directors of PubCo, with each director serving until the next succeeding annual general meeting of PubCo after such director’s election and until their successors are appointed and qualified or until their earlier resignation or removal:

FOR	AGAINST	ABSTAIN
6,198,426	0	0

(f)	A proposal for the approval for changes arising from or in connection with the replacement of the Existing Charter with the New Charter, including the removal of certain provisions relating to StoneBridge’s status as a blank check company that will not be applicable following consummation of the Business Combination:

FOR	AGAINST	ABSTAIN
6,197,225	1,201	0

Proposal No. 4 – Nasdaq Proposal

To consider and vote upon a proposal to approve, by ordinary resolution, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of PubCo Ordinary Shares in connection with the Business Combination (the “Nasdaq Proposal”). The Nasdaq Proposal was approved by ordinary resolution of StoneBridge’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
6,197,226	1,200	0

Proposal No. 5 – Incentive Plan Proposal

To consider and vote upon a proposal to approve, by ordinary resolution, the DigiAsia Corp. 2023 Omnibus Incentive Plan (the “Incentive Plan Proposal”). The Incentive Plan Proposal was approved by ordinary resolution of StoneBridge’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
6,192,184	6,122	120

Proposal No. 6 – Adjournment Proposal

To consider and approve, if presented, a proposal to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals (the “Adjournment Proposal”). The Adjournment Proposal was approved by ordinary resolution of StoneBridge’s shareholders, and received the following votes:

FOR	AGAINST	ABSTAIN
6,197,226	1,200	0

Item 7.01. Regulation FD Disclosure.

On December 22, 2023, the Company issued a press release (the “Press Release”), announcing the approval of the Business Combination by the shareholders of the Company at the Extraordinary General Meeting. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

On December 15, 2023, the deadline to elect to redeem shares of the Company’s Class A ordinary shares in connection with the Extraordinary General Meeting, shareholders holding 2,393,307 shares of the Company’s Class A ordinary shares (or approximately 98.5% of the Company’s outstanding Class A ordinary shares) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account, which left the Company with 32,662 shares of Class A ordinary shares outstanding after redemptions.

As of December 22, 2023, after receiving and granting certain redemption reversals, the Company has 37,429 shares of Class A ordinary shares outstanding after redemptions. Prior to the closing of the Business Combination (the “Closing”), the Company may consider additional requests from shareholders to grant further requests for redemption reversals.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEBRIDGE ACQUISITION CORPORATION

	By:	/s/ Bhargav Marepally
	Name:	Bhargav Marepally
	Title:	Chief Executive Officer
Date: December 22, 2023